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                                    FOURTH

                             AMENDED AND RESTATED

                                CONSILIUM, INC

                            1983 STOCK OPTION PLAN
                         (as amended January 25, 1994)


     1. Purpose.  The Consilium, Inc. 1983 Stock Option Plan (the "Plan") was
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established to create additional incentive for key employees and directors of
Consilium, Inc. and any present or future parent and/or subsidiary corporations of such corporation (collectively referred to as the "Company") to promote the financial success and progress of the Company. The Plan has subsequently been amended or amended and restated from time to time. For purposes of the Plan, a parent corporation and a subsidiary corporation shall be as defined in sections 424(e) and 424(f) of the Internal Revenue Code of 1986, as amended (referred to herein as the "Code" or the "1986 Code").

     Pursuant to the resolutions of the Board of Directors adopted on January 25, 1994, the Plan is hereby amended as set forth herein (the "Amended Plan").

     2. Administration.
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     (a) Administration by Board and/or Committee.  The Amended Plan shall be
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administered by the Board of Directors of the Company (the "Board") and/or by
a duly appointed committee of the Board having such powers as shall be specified by the Board. Any subsequent references herein to the Board shall also mean the committee if such committee has been appointed and, unless the powers of the committee have been specifically limited, the committee shall have all of the powers of the Board granted herein, including, without limitation, the power to terminate or amend the Amended Plan at any time, subject to the terms of the Amended Plan and any applicable limitations imposed by law. All questions of interpretation of the Amended Plan or of any options granted under the Amended Plan (an "Option") shall be determined by the Board, and such determinations shall be final and binding upon all persons having an interest in the Amended Plan and/or any Option.

     (b) Options Authorized.  Options may be either incentive stock options as
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defined in section 422 of the Code or non-qualified stock options.  All incentive stock options and non-qualified stock options granted to an Optionee shall be set forth in separate Options.

     (c) Authority of Officers.  Any officer of the Company shall have the
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authority to act on behalf of the Company with respect to any matter, right, obligation, or election which is the responsibility of or which is allocated to the Company herein, provided the officer has apparent authority with respect to such matter, right, obligation, or election.

     (d) Disinterested Administration.  With respect to the participation
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in the Amended Plan of employees who are also officers or directors of the
Company subject to Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), unless otherwise determined by the Board in connection with a particular option, the Amended Plan shall be administered by the Board or by a duly appointed committee of the Board in compliance with the "disinterested administration" requirement of
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Rule 16b-3, as promulgated under the Exchange Act and amended from time to time or any successor rule or regulation ("Rule 16b-3").

     (e) Compliance with Section 162(m) of the Code.  In the event the Company
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is a "publicly held corporation" within the meaning of paragraph (2) of section
162(m) of the Code, as amended by the Revenue Reconciliation Act of 1993 (P.L. 103-66), and the regulations promulgated thereunder ("Section 162(m)"), the Company may establish a committee of outside directors meeting the requirements of paragraph 4(C)(i) of Section 162(m) to approve the grant of Options which might reasonably be anticipated to result in the payment of employee remuneration that would otherwise exceed the limit on employee remuneration deductible for income tax purposes pursuant to Section 162(m).

     3. Eligibility.
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     (a) Eligible Persons.  The Options may be granted only to employees
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(including officers) of the Company and directors of the Company who are also employees. The Board shall, in the Board's sole discretion, determine which persons shall be granted Options (an "Optionee"). An Optionee may, if he is otherwise eligible, be granted additional Options. Notwithstanding the foregoing, no Option may be granted to a director of the Company (whether or not such director is also an employee of the Company) while such director is a member of the committee which has been appointed by the Board to administer the Amended Plan.

     (b) Fair Market Value Limitation.  The aggregate fair market value of
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the stock for which an Optionee may be granted incentive stock options in any calendar year beginning or after January 1, 1987, under all stock option plans of the Company, including the Amended Plan, shall comply with the limitations set forth in section 422(d) of the Code (i.e., shall not become exercisable for
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the first time in an amount which exceeds $100,000 in a single calendar year).

     4. Shares Subject to Option.  The maximum number of shares which may be
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issued under the Amended Plan shall be 2,320,000 shares of the Company's authorized but unissued common stock, subject to adjustment as provided in paragraph 7. Subject to adjustment as provided in paragraph 7 below, at any such time as the Company is a "publicly held corporation" within the meaning of paragraph (2) of Section 162(m), no person shall be granted within any fiscal year of the Company Options which in the aggregate cover more than 200,000 shares, provided that up to 300,000 shares may be granted to a new hire. In the event that any outstanding Option for any reason expires or is terminated and/or shares subject to repurchase are repurchased by the Company, the shares of common stock allocable to the unexercised portion of such Option, or such repurchased shares, may again be subjected to an Option. Notwithstanding the foregoing, any such shares shall be made subject to a new Option only if the grant of such new Option and the issuance of such shares pursuant to such new Option would not cause the Amended Plan or any Option granted under the Amended Plan to contravene Rule 16b-3.

     5. Time for Granting Options.  All Options shall be granted, if at all,
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within ten (10) years from January 26, 1993.

     6. Terms, Conditions and Form of Options.  Subject to the provisions of
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the Amended Plan, the Board shall determine for each Option (which need not be identical) the number of shares for which the Option shall be granted, the Option price of the Option, the exercisability of the Option, whether the Option is an incentive stock option or a non-qualified stock option, and all other terms and conditions of the Option not inconsistent with the Amended Plan. Options granted pursuant to the Amended Plan shall be evidenced by written agreements specifying the number of shares covered thereby, in such form as the
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Board shall from time to time establish, and shall comply with and be subject to the following terms and conditions:

     (a) Option Price.  The option price per share for an Option shall be not
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less than the fair market value, as determined by the Board, of the shares of common stock of the Company on the date of the granting of the Option, except that, as to an Optionee who at the time the Option is granted owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company within the meaning of section 422(b)(6) of the Code and/or 10% of the total combined value of all classes of stock of the Company (a "Ten Percent Owner Optionee"), the option price per share for any incentive stock option granted the Ten Percent Owner Optionee shall not be less than 110% of the fair market value of the shares on the date the Option is granted.

     (b) Exercise Period of Options.  The Board shall have the power to set the
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time or times within which each Option shall be exercisable or the event or events upon the occurrence of which all or a portion of each Option shall be exercisable and the term of each Option; provided, however, that no Option shall be exercisable after the expiration of ten (10) years from the date such Option is granted, and provided further that no Option granted to a Ten Percent Owner Optionee which is intended to be an incentive stock option shall be exercisable after the expiration of five (5) years from the date such Option is granted.

     (c) Payment of Option Price.  Payment of the option price for the number
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of shares being purchased shall be made (1) in cash, by check, or cash equivalent, (2) by tender to the Company of shares of the Company's stock which
(a) either has been owned by the Optionee for more than six (6) months or was not acquired, directly or indirectly, from the Company, and (b) has a value, as determined by the Board (but without regard to any restrictions on transferability applicable to such stock by reason of federal or state securities laws or agreements with an underwriter for the Company), not less than the option price, (3) by the assignment of the proceeds of a sale of some or all of the shares being acquired upon the exercise of an Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System), or (4) by such other consideration (including, without limitation, the Optionee's promissory note) as the Board may approve at the time the option is granted. In the event the Board permits the exercise of an Option in whole or in part by means of the Optionee's promissory note, the Board shall determine the provisions of such note; provided, however, that the note shall not represent more than ninety percent (90%) of the option price, the principal shall be due and payable not more than five (5) years after the Option is exercised, and interest shall be payable at least annually and be at least equal to the minimum interest rate necessary to avoid imputed interest pursuant to all applicable sections of the Code.

          (x) Unless otherwise provided by the Board, in the event the Company at any time is subject to the regulations promulgated by the Board of Governors of the Federal Reserve System or any other governmental entity affecting the extension of credit in connection with the Company's securities, any promissory note shall comply with such applicable regulations, and the Optionee shall pay the unpaid principal and accrued interest, if any, to the extent necessary to comply with such applicable regulations.

          (y) The Company reserves, at any and all times, the right, in the Company's sole and absolute discretion, to establish, decline to approve and/or terminate any program and/or procedures for the exercise of Options by means of an assignment of the proceeds of a sale of some or all of the shares of stock to be acquired upon such exercise.
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     (d) Options Non-Transferable.  During the lifetime of the Optionee, the
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Option shall be exercisable only by the Optionee. No Option shall be assignable or transferable by the Optionee, except by will or by the laws of descent and distribution.

     (e) Standard Option Terms.
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          (i) Immediately Exercisable Incentive Stock Options.  Unless otherwise
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provided for by the Board in the grant of an Option, an Option designated by the
Board as an "Immediately Exercisable Incentive Stock Option" shall comply with and be subject to the terms and conditions set forth in the form of Immediately Exercisable Incentive Stock Option Agreement attached hereto as Exhibit A and incorporated herein by reference.

          (ii) Immediately Exercisable Nonqualified Stock Options.  Unless
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otherwise provided for by the Board in the grant of an Option, an Option designated by the Board as an "Immediately Exercisable Nonqualified Stock Option" shall comply with and be subject to the terms and conditions set forth in the form of Immediately Exercisable Nonqualified Stock Option Agreement attached hereto as Exhibit B and incorporated herein by reference.

     7. Effect of Change in Stock Subject to Amended Plan.  Appropriate
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adjustments shall be made in the number and class of shares of stock subject to the Amended Plan and to any outstanding Options and in the option price of any outstanding Options in the event of a stock dividend, stock split, reverse stock split, combination, reclassification, or like change in the capital structure of the Company.

     8. Termination or Amendment of Amended Plan.  The Board, including any
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duly appointed committee of the Board, may terminate or amend the Amended Plan at any time; provided, however, that without approval of the Company's stockholders there shall be (i) no increase in the total number of shares covered by the Amended Plan (except by operation of the provisions of paragraph 7 above), and (ii) no change in the class of persons eligible to receive Options. In any event, no amendment may adversely affect any then outstanding Options or any unexercised portions thereof, without the consent of the Optionee, unless such amendment is required to enable the Option to qualify as an incentive stock option (as defined in the Code). In addition to the foregoing, the approval of the Company's stockholders shall be sought for any amendment to the Amended Plan or an Option for which the Board deems stockholder approval necessary in order to comply with Rule 16b-3.

     9. Continuation of Prior Versions of the Plan.  Notwithstanding any other
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provision of the Amended Plan to the contrary, the terms of each prior version of the Plan, as amended, shall remain in effect and apply to Options granted pursuant to that version of the Plan.

     Pursuant to the authority granted by the Board of Directors, the undersigned officer of Consilium, Inc. hereby adopts the foregoing Fourth Amended and Restated Consilium, Inc. 1983 Stock Option Plan as of the 25th day of January, 1994.